                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 1, 2003
                        (Date of earliest event report):


                        ADVANTAGE MARKETING SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)


             OKLAHOMA                  001-13343                 73-1323256
         (State or Other           (Commission File            (IRS Employer
         Jurisdiction of            Number)                     Identification
         Incorporation or                                       Number)
         Organization)

  2601 N.W. Expressway, Suite 1210W, Oklahoma City, OK               73112
        (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (405) 842-0131

Item 7.  Financial Statements and Exhibits

   (a)   Exhibits

99.1     Press Release dated August 1, 2003

Item 12. Results of Operations and Financial Condition

     On August 1, 2003, Advantage Marketing Systems, Inc. (the "Company") issued a press release announcing its financial results for the three months and six months ended June 30, 2003. A copy of the release is included as an exhibit to this report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                ADVANTAGE MARKETING SYSTEMS, INC.

                                REGGIE COOK
                                -----------
                                By:  Reggie Cook
                                Chief Financial Officer

Date:  August 1, 2003

                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION                                METHOD OF FILING
---               -----------                                ----------------
99.1              Press release dated August 1, 2003          Filed herewith
                                                              electronically